SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

|X| Filed by the Registrant
|_| Filed by a Party other than the Registrant

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material under ss. 240.14a-12

                            UNION BANKSHARES, LTD.
               (Name of Registrant as Specified in Its Charter)

                            UNION BANKSHARES, LTD.
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:
      (2)  Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)
      (4)  Proposed maximum aggregate value of transaction:
      (5)  Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:
      (2)  Form, Schedule or Registration Statement No.:
      (3)  Filing Party:
      (4)  Date Filed:

                                 April 26, 2002

To the Stockholders of Union Bankshares, Ltd.:

      You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Union Bankshares, Ltd. (the "Company") to be held on May 30, 2002, at the Westin Hotel - Tabor Center, 1672 Lawrence Street, Denver, Colorado, at 10:00 a.m.

      The purpose of this meeting is to consider and vote upon (1) the election of Bruce E. Hall, Charles B. Worthington and Ralph D. Johnson as Class II directors; (2) the approval of the adoption of the Union Bankshares, Ltd. 2003 Equity Incentive Plan; (3) the ratification of the appointment of BKD, LLP as independent auditors for the current fiscal year and (4) such other business as may properly come before the meeting or any postponements or adjournments thereof.

      Enclosed is a notice of the Annual Meeting and a Proxy Statement. You are urged to read the Proxy Statement carefully. A proxy is also enclosed for your convenience. Please complete, sign, date and return the proxy promptly, but in any event no later than May 29, 2002. If you attend the Annual Meeting, you may vote your shares personally, whether or not you have previously submitted a proxy.

      Your Board of Directors strongly supports and recommends these actions. Accordingly, we request that you vote in favor of all proposals. We also urge you to make plans if at all possible to attend the meeting in person. Thank you for your consideration.


                                    FOR THE BOARD OF DIRECTORS,


                                    ------------------------------------------
                                    Charles R. Harrison
                                    Chairman of the Board of Directors


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY, RETURNING IT PROMPTLY, BUT IN ANY EVENT NO LATER THAN MAY 29, 2002, TO ENSURE THAT YOUR SHARES ARE VOTED. A BUSINESS REPLY ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF YOU MAIL THIS PROXY FROM ANYWHERE IN THE UNITED STATES.

                             UNION BANKSHARES, LTD.
                         1825 LAWRENCE STREET, SUITE 444
                             DENVER, COLORADO 80202
                                --------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 30, 2002
To Our Stockholders:

     The 2002 Annual Meeting of Stockholders of Union Bankshares, Ltd., a Delaware corporation (the "Company"), will be held at the Westin Hotel - Tabor Center, 1672 Lawrence Street, Denver, Colorado, at 10:00 a.m. on May 30, 2002.

     Only stockholders who owned stock at the close of business on April 19, 2002 may vote at this meeting or any adjournments that may take place. At the meeting, the stockholders will be asked to consider and vote upon:

     1. The election of Bruce E. Hall, Charles B. Worthington and Ralph D. Johnson to serve as the Class II directors of the Company to hold office until their terms expire in 2005 or until their respective successors are elected;

     2. The approval of the adoption of the Union Bankshares, Ltd. 2003 Equity Incentive Plan;

     3. The ratification of the appointment of BKD, LLP as the Company's independent auditors for the current fiscal year; and

     4. Such other business as may properly come before the meeting or any postponements or adjournments thereof.

     This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting are first being sent to stockholders of the Company on or about April 26, 2002. A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination during business hours by any stockholder for purposes related to the Annual Meeting, at the Company's corporate offices located at 1825 Lawrence Street, Suite 444, Denver, Colorado.

     To assure your representation at the Annual Meeting of Stockholders, please sign, date and return your Proxy in the enclosed envelope, whether or not you expect to attend in person. Stockholders who attend the meeting may revoke their proxies and vote in person.

                                          By Order of the Board of Directors

                                          Bruce E. Hall, Secretary
Denver, Colorado
April 26, 2002

                                                                  APRIL 26, 2002
                             UNION BANKSHARES, LTD.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 30, 2002

                               GENERAL INFORMATION

      This Proxy Statement is being furnished to the stockholders of Union Bankshares, Ltd., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies to be voted at the 2002 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at 10:00 a.m. on May 30, 2002 at the Westin Hotel Tabor Center, Denver, 1672 Lawrence Street, Denver, Colorado, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and at all postponements and adjournments thereof. The Company's principal executive offices are located at 1825 Lawrence Street, Suite 444, Denver, Colorado 80202, and its telephone number is (303) 298-5352.

PURPOSES OF THE ANNUAL MEETING

      At the Annual Meeting, holders of record of the Company's Common Stock, par value $.01 per share (the "Common Stock"), will be asked to consider and vote upon the following matters:

      1. The election of Bruce E. Hall, Charles B. Worthington and Ralph D. Johnson to serve as the Class II directors of the Company to hold office until their terms expire in 2005 or until their respective successors are elected;

      2. The approval of the adoption of the Union Bankshares, Ltd. 2003 Equity Incentive Plan;

      3. The ratification of the appointment of BKD, LLP as the Company's independent auditors for the current fiscal year; and

      4. Such other business as may properly come before the meeting or any postponements or adjournments thereof.

      The Board unanimously recommends that the stockholders vote "FOR" each of the proposals described in this Proxy Statement. As of the date of this Proxy Statement, the Board knows of no other business to come before the Annual Meeting. The enclosed proxy, however, gives discretionary authority in the event that any additional matters should be presented.

RECORD DATE; QUORUM; VOTE REQUIRED

      The Board has fixed the close of business on April 19, 2002 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). As of the Record Date, 2,410,078 shares of Common Stock were issued, outstanding and entitled to vote. The presence, either in person or by properly executed proxy, of the holders of at least one-third of the outstanding shares of Common Stock as of the Record Date is necessary to constitute a quorum. Each share of Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each matter that may properly come before the Annual Meeting. There is no cumulative voting. Directors of the Company are elected by a plurality of the shares entitled to vote on the election and present, in person or by proxy, at the Annual Meeting. Thus, the three director candidates receiving the highest number of votes will be elected. The affirmative vote of a majority of the shares of Common Stock represented in person or by properly executed proxy is required to approve the ratification of the Union Bankshares, Ltd. 2003 Equity Incentive Plan, and the ratification of the Company's auditors, as set forth in this Proxy Statement.

PROXIES

      All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated, such proxies will be voted "FOR" approval of the election of the Board's three nominees as directors of the Company, "FOR" the ratification of the Union Bankshares, Ltd. 2003 Equity Incentive Plan and "FOR" the ratification of BKD, LLP as independent auditors. If other matters are presented properly to the stockholders for action at the Annual Meeting or postponements or adjournments thereof, then the persons named in the proxies will have discretionary authority to vote all proxies with respect to such additional matters.

      Any stockholder present (including broker non-votes) at the Annual Meeting, but who abstains from voting, shall be counted for purposes of determining whether a quorum exists. With respect to the approval of all of the proposals, abstentions will have the same effect as a vote against the nominee or proposal and broker non-votes will have no effect on the proposals (except for purposes of determining whether a quorum is present at the Annual Meeting). A broker non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

      Any proxy may be revoked at any time before it is voted by (a) written notice to the Secretary of the Company, (b) receipt of a proxy properly signed and dated subsequent to an earlier proxy or (c) revocation of a written proxy by request in person at the Annual Meeting. If not revoked, the shares of Common Stock represented by a properly executed proxy will be voted according to the proxy.

      The enclosed proxy is being solicited by the Board on behalf of the Company. The cost of preparing, assembling, mailing, and soliciting Proxies and other related expenses will be borne by the Company. The Company intends to request banks, brokerage houses, custodians, nominees, and other fiduciaries to forward copies of these proxy materials to those persons for whom they hold shares. In addition to solicitation by mail, certain officers and employees of the Company, who will receive no compensation for their services other than their regular salaries, may solicit proxies in person or by telephone.

      The Company's Annual Report to Stockholders on Form 10-K containing the Company's financial statements for the fiscal year ended December 31, 2001 is being mailed to Stockholders with this Proxy Statement. The Annual Report does not constitute a part of the proxy soliciting material.

                                  PROPOSAL ONE:

                              ELECTION OF DIRECTORS

      The Company's Certificate of Incorporation establishes a classified Board with three classes of directors. At each annual meeting of stockholders, the successors to the class of directors whose terms expire at that meeting are elected to serve as directors for a three-year term. At this annual meeting, three directors are nominated for election to hold office until the annual meeting of stockholders in 2005 or until their successors are elected and shall qualify.

      The Board has nominated Bruce E Hall, Charles B. Worthington and Ralph D. Johnson for election to the Board as Class II directors. Each nominee is currently a director of the Company. To be elected, each nominee must receive the favorable vote of a plurality of the votes cast. Although the Company has no reason to believe that any of the nominees will be unwilling or unable to serve as directors, if any of the nominees is not available for election, properly executed proxies will be voted for the election of such substitute nominees as may be designated by the Board.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH NOMINEE IDENTIFIED ABOVE.

      Brief statements setting forth the principal occupations of and other information concerning the nominees appear below.

INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth the names, ages and titles of the executive officers and the members of, and nominees for election to, the Board:

                                                 Term as
                                                 Director
                            Director   Director  Expires
Name and Age of Director     Since      Class       in            Position
-------------------------   --------   --------  ----------  -------------------

Charles R. Harrison, 55..    1985          I      2004       Chairman of the
                                                                 Board and Chief
                                                                 Executive
                                                                 Officer

Herman J. Zueck, 60......    1985        III      2003       President and
                                                               Director of the
                                                               Company;
                                                               Chairman of the
                                                               Board of
                                                               Directors and
                                                               Chief Executive
                                                               Officer of
                                                               Union Bank &
                                                               Trust

Bruce E. Hall, 49........    1989         II      2005*      Vice President,
                                                               Treasurer,
                                                               Secretary and
                                                               Director

Charles B. Worthington,      2000         II      2005*      President of
60.......................                                      Union Bank &
                                                               Trust and
                                                               Director

Wayne T. Biddle, 77......    1993        III      2003       Director
Ralph D. Johnson, 74.....    1993         II      2005*      Director
Harold R. Logan, Jr., 57.    1998          I      2004       Director
Richard C. Saunders, 61..    1993          I      2004       Director
Donald Siecke, 62........    2002        III      2003       Director
------------
* Assuming election at the Annual Meeting.

      CHARLES R. HARRISON has been Chairman of the Board and Chief Executive Officer of the Company since its founding in 1985, and was President of the Company from its founding until

December 1994. From 1979 until its sale in June 1998, Mr. Harrison was Chairman of the Board of Directors and Chief Executive Officer of American Securities Transfer & Trust, Inc., a Denver-based securities transfer agent. Mr. Harrison was Senior Vice President, Cashier and a Director of Arvada State Bank, Arvada, Colorado, from August 1976 until February 1979. At the same time, he served as the President of the Colorado chapter of the American Institute of Banking. From 1969 until 1976, Mr. Harrison served in roles of increasing responsibility, including Vice President and Cashier, at Jefferson Bank & Trust in Lakewood, Colorado.

      HERMAN J. ZUECK has been a Director of the Company since 1985 and the Company's President since 1997. Prior to 1997, he served as the Company's Vice President and Executive Vice President. He is also Chairman of the Board of Directors and Chief Executive Officer of Union Bank & Trust, a state-chartered commercial bank located in Denver, Colorado (the "Bank"), all of the capital stock of which was acquired in 1985 by the Company, since 1985. From 1982 to 1985, Mr. Zueck was Chairman of the Board of Directors, Chief Executive Officer and President of Affiliated Littleton National Bank in Littleton, Colorado, a subsidiary of Affiliated Bankshares of Colorado, Inc. ("Affiliated"). Prior to that time, Mr. Zueck served in officer positions of increasing seniority at two other Affiliated bank subsidiaries, Affiliated Denver National Bank and Affiliated Lakeside National Bank. Mr. Zueck has over 36 years of banking industry experience.

      BRUCE E. HALL has been Vice President, Treasurer, Secretary and a Director of the Company since 1989. Mr. Hall also conducts an accounting tax consulting practice in Denver, Colorado. From 1981 until its sale in June 1998, Mr. Hall was Vice President, Chief Financial Officer, Secretary and
Treasurer of American Securities Transfer & Trust, Inc. Mr. Hall is a certified public accountant.

      CHARLES B.  WORTHINGTON  has been a Director of the Company  since 2000.
Mr. Worthington has been a Director of the Bank since 1999, served as President of the Bank since 2000 and served as a branch President from 1997 to 2000. From 1994 to 1997, Mr. Worthington was Executive Vice President of Western National Bank of Colorado Springs and Premier Bank of Lenexa, Kansas. Prior to that, Mr. Worthington served Colorado National Bank in a variety of officer positions. Mr. Worthington has over 29 years of banking industry experience.

      WAYNE T. BIDDLE has been a Director of the Company since 1993 and a director of the Bank since 1978. He also was a director and Vice Chairman of Caza Drilling Co., a Denver-based contract drilling and exploration company from 1987 to 1994. In addition, Mr. Biddle served as a director of Associated Natural Gas, Inc., a Denver-based company, from 1983 until 1994. Currently, Mr. Biddle owns 51% of Taurus, Ltd., a Denver-based investment company.

      RALPH D. JOHNSON has been a Director of the Company since 1993 and a director of the Bank since 1970. Mr. Johnson was chief executive officer of Johnson Storage & Moving, a Denver-based moving company, from 1960 until his retirement in September 1995. Mr. Johnson is also a member of the Colorado Bar Association.

      HAROLD R. LOGAN, JR. has been a Director of the Company since 1998 and a director of the Bank since 1996. He serves as Executive Vice President, Chief Financial Officer and Director of TransMontaigne Oil Company, Denver, Colorado, a publicly-held holding company engaged in the marketing and distribution of petroleum products. From 1987 to 1995, Mr. Logan was Senior Vice President of Finance and a Director of Associated Natural Gas
Corporation. Mr. Logan is also a member of numerous other trade and educational associations.

      RICHARD C. SAUNDERS has been a Director of the Company since 1993 and a director of the Bank since 1982. Mr. Saunders has served as a director, and since March 14, 2001, as the Chairman of the

Board, of Saunders Construction, Inc., a Denver-based commercial building contractor. Prior to that he was the President and Chief Executive Officer of Saunders Construction, Inc. Mr. Saunders has over 40 years of building and construction industry experience.

      DONALD SIECKE has been a Director of the Company since February 2002 and a director of the Bank since 1997. Mr. Siecke has extensive experience in the financial services and real estate areas, and currently serves in a senior management role or on the board of directors of a number of companies in these industries. Mr. Siecke is the president of Kelmore Development Corp., Centennial, Colorado. Mr. Siecke is a certified public accountant.

BOARD MEETINGS AND COMMITTEES

      The Board of Directors met six times in 2001. Each director attended 75% or more of the total number of meetings of Board and committees on which he served that were held during 2001. The Board of Directors has established the following standing committees:

      COMPENSATION COMMITTEE. The Compensation Committee is comprised of Messrs. Biddle (Chairman), Johnson and Saunders. It met three times during 2001. The Compensation Committee is authorized to review the compensation of the officers of the Company and the Bank and to make recommendations to the Board of Directors concerning officers' salaries, stock options and any other forms of compensation, review recommendations to the Board concerning the compensation of the directors, and perform such other functions as the Board may direct. The members of the Compensation Committee are elected annually by the directors.

      AUDIT COMMITTEE. In accordance with its written charter adopted by the Board, the Audit Committee of the Board has the responsibility of making recommendations to the Board concerning the engagement of the Company's independent auditors, reviewing the overall scope and results of the annual audit, and performing such functions as may be prescribed by the Board of Directors. The members of the Audit Committee are elected annually by the directors. The current members of the Audit Committee are Messrs. Saunders (Chairman), Biddle, Logan and Johnson, each of whom are independent of management and free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a committee member, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards, as modified or supplemented. The Audit Committee met five times during 2001.

AUDIT COMMITTEE REPORT

Union Bankshares, Ltd. Audit Committee Report

      The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, subject to Regulation 14A or 14C promulgated by the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

      In accordance with its written charter, the Audit Committee assists the Board in fulfilling its responsibility for the oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During 2001, the Audit Committee met five times. In addition to those meetings, the Audit Committee reviewed and discussed the interim financial information contained in each quarterly earnings announcement and the audited financial statements for 2001 with the Company's Chief Executive Officer, President and Vice President, and at times, with the Chief Financial

Officer of Union Bank & Trust. The Audit Committee Charter is attached to this Proxy Statement as Appendix A.

      The Audit Committee has also reviewed and discussed the interim financial information contained in each quarterly earnings announcement and the audited financial statements for 2001 with BKD, LLP, the Company's independent auditors. The Audit Committee discussed with BKD, LLP matters required to be discussed by the Statements on Auditing Standards No. 61, Communication with Audit Committees, and No. 90, Audit Committee Communications, as modified or supplemented, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee has received and reviewed the written disclosures and the letter from BKD, LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with BKD, LLP the independence of such auditors. The Audit Committee considered whether the auditor's provision for non-audit service is compatible with independence and concluded that the services rendered to the Company by its auditors are compatible with maintaining the principal accountant's independence.

      Based on the above-referenced review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

                                      Audit Committee of Union Bankshares, Ltd.
                                      Richard C. Saunders, Chairman
                                      Wayne T. Biddle
                                      Harold R. Logan, Jr.
                                      Ralph D. Johnson


BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Company's executive compensation program is administered by the Compensation Committee of the Board (the "Committee"). Messrs. Biddle (Chairman), Johnson and Saunders, the Committee's only members, are non-employee directors. The Committee recommends the compensation of all executive officers of the Company to the Board. The executive officers named in the Summary Compensation Table constitute all of the Company's executive officers. In reviewing the compensation of individual executive officers, the Committee takes under consideration the recommendations of management, published compensation surveys and current market conditions.

      Compensation Programs. The Company's compensation programs are aimed at enabling it to attract and retain the best possible executive talent and rewarding those executives commensurate with their ability and performance. The Company's compensation programs consist primarily of base salary, a bonus plan and an employee stock option plan.

      Base salaries and bonuses for executive officers, including the chief executive officer, are determined in the same manner as that of other salaried employees. Salary guidelines are established by comparing the responsibilities of the individual's position in relation to similar positions in other banks and bank holding companies. Individual salaries were again this year determined by considering (i) the officer's performance as measured against objectives set for such officer for the year and (ii) the Company's performance as measured against certain corporate objectives such as net income, return on equity, return on assets, loan and deposit growth, and loan performance.

      Equity Incentive Plan. The Company's equity incentive plan is tied closely to Company performance, which the Board believes leads to overall increases in stockholder value. The Company's
                                       6
executive compensation program also includes long term incentives, including stock options. The Committee periodically has awarded in the past and plans to award in the future, stock options to a broad spectrum of employees based on continuing progress of the Company and improvements in individual performance.

                                    Wayne T. Biddle
                                    Ralph D. Johnson
                                    Richard C. Saunders

                                    Compensation Committee Members


DIRECTOR COMPENSATION

      In 2001, the Company paid its nonemployee directors an annual retainer of $7500 plus per meeting fees of $750 (Board of Directors) and $300 (Committee). The Company reimburses its nonemployee directors for their reasonable expenses incurred in attending Board and committee meetings. Under the Company's Equity Compensation Plan for Nonemployee Directors (the "Director Equity Plan"), nonemployee directors may elect to receive their retainer in shares of the Company's Common Stock, instead of cash. In addition, the Company has adopted the Nonemployee Directors' Stock Option Plan (the "Directors' Plan") to enhance its ability to continue to attract, retain, and motivate qualified persons to serve as nonemployee directors of the Company.

      NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN. Under the Directors' Plan, which was approved by the Company's stockholders in December 1992, nonemployee directors of the Company receive stock options to encourage and provide incentives for a high level of performance. Only directors who are not also employees of the Company or any of its subsidiaries are eligible to participate in the Directors' Plan. The Company has four nonemployee directors.

      An aggregate of 42,000 shares of Common Stock are currently reserved for issuance under the Directors' Plan. Nonemployee directors are automatically granted options to purchase 500 shares once during each fiscal year following election to the Board. The Board or a committee consisting of such Board members or other persons as may be appointed by the Board has the authority to administer the Directors' Plan. The Directors' Plan is currently administered by the Board.

      Each option granted under the Directors' Plan is exercisable beginning one year from the date of grant and expires five years from the date of grant. The option exercise price must be equal to 100% of the fair market value of the stock on the date of grant of the option. The option price must be paid in cash. Options granted pursuant to the Directors' Plan may not be exercised more than three months after the option holder ceases to be a director of the Company, except that in the event of the death or permanent and total disability of the option holder, the option may be exercised by the holder or his estate, as the case may be, for a period of up to one year after the death or permanent or total disability. Options granted to directors under the Directors' Plan are treated as nonstatutory stock options under the Internal Revenue Code of 1986, as amended.

      The Directors' Plan provides that the total number of option shares covered by such plan, the number of shares covered by each option and the exercise price per share may be proportionately adjusted by the Board or the committee in the event of a stock split, reverse stock split, stock dividend or similar capital adjustment effected without receipt of consideration by the Company.

      As of April 22, 2002, the Company has granted options that are currently outstanding on a total of 9,500 shares of Common Stock under the Directors' Plan at a weighted average exercise price of $11.92 per share.

      The Board may amend or terminate the Directors' Plan at any time without the approval of the stockholders; provided, however, that stockholder approval is required for any amendment that increases the number of shares for which options may be granted, changes the designation of the class of persons eligible to participate or changes in any material respect the limitations or provisions of the options subject to the Directors' Plan. No action by the Board or stockholders; however, may alter or impair any option previously granted without the consent of the optionee.

      EQUITY COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS. The Director Equity Plan was approved by the Company's stockholders at the 1994 Annual Meeting, and took effect in 1995. The Director Equity Plan authorizes the issuance of up to 100,000 shares of Common Stock to directors of the Company who are not also employees of the Company or any subsidiary of the Company. The Company presently has four nonemployee directors.

      The Director Equity Plan is administered by the Board, and provides that each nonemployee director will be given the option to elect to receive his annual retainer for a particular fiscal year of the Company in Common Stock rather than cash. The number of shares of Common Stock to be issued to a nonemployee director making such election is equal to the then-current annual retainer paid by the Company (currently $7500) divided by 100% of the fair market value of the Company's Common Stock on the first trading day of the fiscal year. The Common Stock will generally be forfeited and returned to the Company if the nonemployee director (1) does not remain a director of the Company through the end of the fiscal year and (2) fails to attend at least 75% of all Board and applicable Board committee meetings held during such year. The forfeiture of the Common Stock will occur whether the nonemployee director ceases to be a director of the Company voluntarily or involuntarily, except that no forfeiture will occur if the participant ceases to be a director due to his death or disability. In addition, these forfeiture provisions will be of no effect upon a change of control of the Company.

      Unless a nonemployee director makes an election permitted under the federal income tax laws, shares issued pursuant to the Director Equity Plan in lieu of the annual retainer will not be taxable to the nonemployee director until the forfeiture restrictions lapse at the end of the fiscal year. At that time, the nonemployee director will have ordinary income equal to the fair market value of the shares on that date. The amount that is includable in income by the nonemployee director is deductible by the Company at the same time as the inclusion in income by the nonemployee director. Common Stock issued under the Director Equity Plan in lieu of the annual retainer is not transferable until after the forfeiture provisions lapse other than by will or the laws of descent and distribution in the event of the director's death or pursuant to a qualified domestic relations order as defined by the Code, Title I of the Employee Retirement Income Security Act or the rules thereunder.

      A nonemployee director may terminate his election to receive his annual retainer in Common Stock only upon giving the Company an irrevocable, six months' advance notice to that effect.

      The Board may from time to time alter, amend, suspend or discontinue the Director Equity Plan, except that it may not take any action which would adversely affect the rights and obligations with respect to Common Stock which has been issued under the Director Equity Plan. The Board may not, without the approval of the stockholders, (a) materially increase the maximum number of shares of Common Stock that may be issued pursuant to the Plan (unless necessary to effect adjustments for stock splits, stock dividends, recapitalizations and similar events), (b) materially increase the benefits accruing to participants under the Director Equity Plan, or (c) materially modify the requirements as to eligibility for participation in the Director Equity Plan. As of April 22, 2002, 18,727 shares have been issued pursuant to the Director Equity Plan.

COMPENSATION OF EXECUTIVE OFFICERS

      The following table sets forth the cash compensation paid by the Company to the Chairman and Chief Executive Officer of the Company, and the four most highly compensated executive officers of the Company other than the Chairman and Chief Executive Officer. The table shows compensation received during the fiscal years ended December 31, 1999, 2000 and 2001.


                           Annual Compensation         Long-term Compensation
                    ------------------------------------------------------------
      Name and       Year  Salary  Bonus(4)  Other Restricted Options(2)   All
 Principal Position         ($)      ($)      ($)     Stock   Sars(#)  Other ($)
--------------------------------------------------------------------------------

Charles R. Harrison. 2001  162,500 113,400   12,727/1    0   18,559   13,600/3
Chairman & Chief     2000  162,500 162,000   16,710/1    0   15,000   13,600/3
Executive Officer    1999  148,000 121,500   15,008/1    0        0   13,881/3

Herman J. Zueck..... 2001  262,500 151,200   20,352/5    0    9,745   23,600/6
President            2000  262,500 216,000   20,464/5    0    5,000   23,600/6
                     1999  250,000 162,000   27,853/5    0        0   24,400/6

Bruce E. Hall....... 2001  172,500 113,400    8,130/1    0    8,559   13,600/3
Vice-President,      2000  172,500 162,000    9,982/1    0    5,000   13,600/3
Secretary &          1999  158,000 121,500    9,611/1    0        0   14,400/3
Treasurer

Jerrold B. Evans/8.. 2001   96,000       0    4,200/7    0        0    7,720/3
Vice Chairman of     2000  120,000       0    8,640/7    0    3,212    9,640/3
Union Bank & Trust   1999  113,985       0   15,587/7    0    4,960   10,844/3

Charles B.
Worthington......... 2001  150,000  25,200    9,335/7    0    5,000   11,900/3
President of Union   2000  115,000  21,000    4,200/7    0    5,000    9,625/3
Bank & Trust         1999   84,000  22,000    2,800/7    0    5,000    7,239/3

-------------------
(1) Includes amounts included in officer's gross income for personal use of a Company car, the cost of country club and/or athletic club dues and tax advice provided by third parties.

(2) Represents shares underlying stock options granted in designated year. The Company has made no SAR grants. Includes 3,559, 4,745, 3559, 8,172 and 0 shares underlying stock options received by Messrs. Harrison, Zueck, Hall, Evans and Worthington, respectively, pursuant to the Company's Option Bonus Plan.

(3) Represents Company's contributions to officer's account in the Company's 401(k) Profit Sharing Plan.

(4) Does not reflect amounts elected by officer to be taken in the form of options pursuant to the Company's Option Bonus Plan. See Footnote (2).

(5) Includes amounts included in officer's gross income for personal use of a Company car, the cost of country club and/or athletic club dues, Board of Directors or director fees for service as a member of the Bank's Board of Directors, life insurance and tax advice provided by third parties.

(6) Includes the Company's contributions to officer's account in the Company's 401(k) Profit Sharing Plan and matching amounts under the Company's Deferred Compensation Plan.

(7) Includes amounts included in officer's gross income for an automobile allowance, the cost of country club dues and Board of Directors of director fees for service as a member of the Bank's Board of Directors.

(8)  Mr. Evans resigned as a director of the Company on January 3, 2002.

      For fiscal year 2002, the Company's Board of Directors has set the salaries of Charles R. Harrison, Herman J. Zueck and Bruce E. Hall at $162,500, $262,500 and $172,500, respectively. Charles B. Worthington's salary for 2002 has been set at $160,000.

EMPLOYMENT AGREEMENTS

      Effective as of January 1, 2001, Messrs. Hall, Harrison, Worthington and Zueck each entered into three-year employment agreements with the Company. Each of the agreements is terminable at any time by either the Board or the employed officer. The Company may terminate the agreements at any time for cause without incurring any post-termination obligation to the terminated officer. The agreements each provide severance benefits in the event the officer is terminated without cause, including severance compensation equal to the officer's base salary for the balance of the term of the agreement and a bonus for each year remaining in the term based upon past bonuses. The Company also must pay the officer all accrued salary, vested deferred compensation, and other benefits then due the officer. The agreements provide for annual renewal for successive one-year periods. If the Company elects not to renew the officer's agreement, the officer may terminate his employment prior to the expiration of the remaining term and receive compensation equal to that payable upon a change in control of the Company. Each of Messrs. Hall, Harrison and Zueck's agreements provide that upon termination based on a change in control, the officer shall be paid severance compensation equal to three times his salary at the rate in effect at the time of termination, plus a bonus based upon past bonuses. Mr. Worthington's agreement provides that upon termination based on a change in control, he shall be paid severance compensation equal to two times his salary at the rate in effect at the time of termination, plus a bonus based upon past bonuses. At the election of the officer, severance compensation may be paid in a lump sum.

      The agreements also require each officer to devote his entire business time to the Company, except for limited time and services for the management of his personal investments, or except with the prior consent of the Company. Each of Messrs. Hall, Harrison, Worthington and Zueck is prohibited from competing with the Company or its subsidiaries for a period of two years following his voluntary termination of the agreement, but is not prohibited from competing with the Company in the event he is terminated without cause or upon a change in control. The agreements each include provisions for the increase of the officer's salary, performance bonuses, reimbursement for financial and tax planning, an automobile allowance, participation in the Company's benefit plans and disability benefits.

INDEMNIFICATION AND LIABILITY INSURANCE

      The Company's Certificate of Incorporation and Bylaws provide that the Company shall indemnify all directors and officers of the Company to the fullest extent now or hereafter permitted by the Delaware General Corporation Law. Under such provisions any director or officer, who in his capacity as such, is made or threatened to be made a party to any suit or proceeding shall be indemnified if such director or officer acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

      There is no pending litigation or proceeding involving a director, officer, employee or other agent of the Company as to which indemnification is being sought. The Company is not aware of any other threatened litigation that may result in claims for indemnification by any director, officer, employee or other agent.

      The Company has purchased a directors and officers insurance policy providing not less than a $4.0 million coverage limit in the aggregate per year.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities and Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors and persons who are beneficial owners of more than 10% of the Company's equity securities ("10% Beneficial Owners"), to file reports of ownership and changes of ownership with the Securities and Exchange Commission (the "SEC"). Directors, officers and 10% Beneficial Owners are required by SEC regulation to furnish the Company with copies of such reports.

      Based primarily upon the Company's review of the SEC Forms 3, 4 and 5 and amendments thereto submitted to it during the most recent fiscal year and upon written representations it has obtained from some of these persons, the Company believes that during the fiscal year ended December 31, 2001, the Company's officers, directors, and 10% Beneficial Owners have complied with all such filing requirements.

OPTION GRANTS

      The following table sets forth information concerning the grants of stock options made during fiscal year 2001 to the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company whose compensation exceeded $100,000 during fiscal year 2001:

                     Option/SAR Grants in Last Fiscal Year/1

                                           Individual Grants
                        --------------------------------------------------------
                         Number of      % of Total
                         Securities    Options/SARs     Exercise
                         Underlying     Granted to      or Base
                        Options/SARs   Employees in       Price     Expiration
     Name               Granted (#)     Fiscal Year     ($/Share)      Date
----------------------  -------------  --------------   ----------  ------------

Charles R. Harrison.....   15,000/2       17.9%           11.25      1/24/2012
                            3,559/3        4.2%           11.25      1/24/2012
Herman J. Zueck.........    5,000/2        6.0%           11.25      1/24/2012
                            4,745/3        5.6%           11.25      1/24/2012
Bruce E. Hall...........    5,000/2        6.0%           11.25      1/24/2012
                            3,559/3        4.2%           11.25      1/24/2012
Jerrold B. Evans4.......        0            0%             --           --

Charles B. Worthington..    5,000/2        6.0%           11.25      1/24/2012


(1)  The Company has made no SAR grants.

(2) Consists of options vesting in increments over a 3-year schedule from 2002-2004.

(3) Consists of options acquired pursuant to the Company's Option Bonus Plan which vest six months from the date of grant.

(4)  Mr. Evans resigned as a director of the Company on January 3, 2002.

OPTION EXERCISES AND VALUES

      The following table sets forth information with respect to the Company's Chief Executive Officer and the three other most highly compensated executive officers of the Company whose compensation exceeded $100,000 during fiscal year 2001 concerning options exercised during 2001, the value realized upon exercise and the number and value of unexercised options held as of December 31, 2001:

              Aggregated Option/Sar Exercises in Last Fiscal Year
                         and FY-End Options/Sar Values

                                                                     Value of
                                                                   Unexercised
                                                     Number of     In-the-money
                         Shares                     Unexercised    Options/SARs
                        Acquired                   Options/SARs         At
                          on                        At FY-End (#)    FY-End ($)
                        Exercise      Value        Exercisable/    Exercisable/
        Name              (#)      Realized ($)   Unexercisable    Unexercisable
----------------------  ---------  -------------  ---------------  -------------

Charles R. Harrison        0            0        246,488 / 18,559    842,460/0
Herman J. Zueck            0            0        155,389 / 9,745     382,340/0
Bruce E. Hall              0            0        117,448 / 8,559     362,047/0
Jerrold B. Evans           0            0         44,411 / 333       113,463/0
Charles B. Worthington     0            0         21,814 / 5,000           0/0

PERFORMANCE GRAPH

      The following graph provides a comparison of the cumulative total return for the Nasdaq U.S. Stock Market Index, the Nasdaq Bank Index and the Company since December 31, 1996.

      o $100 invested December 31, 1996 in the Company's common stock or in the index indicated.

      Corresponding index values and common stock price values are given below. The dates in such table are utilized because they correspond with the last trading day of the Company's fiscal years.

                                 [INSERT GRAPH]

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information, as of April 22, 2002, regarding beneficial ownership of the Company's Common Stock: (a) by each person who owns of record (or is known by the Company to own beneficially) more than 5% of the Common Stock or as to which he has the right to acquire within 60 days of April 22, 2002; (b) by each director and named executive officer of the Company; and (c) by all directors and executive officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares.

                                                                   Percentage
                                                      Number       of Common
Name and Address                                     of Shares       Stock
---------------------------------------------------  ----------   -----------

Charles R. Harrison............................      762,577/1        23.7%
1825 Lawrence Street, Suite 444
Denver, CO 80202

Herman J. Zueck................................      298,299/2         9.3%
100 Broadway
Denver, CO 80203

Bruce E. Hall..................................      427,736/3        13.3%
1825 Lawrence Street, Suite 444
Denver, CO 80202

Charles B. Worthington.........................       24,357/4         0.8%
100 Broadway
Denver, CO 80203

Wayne T. Biddle................................       46,289/5         1.4%
1825 Lawrence Street, Suite 444
Denver, CO 80202

Ralph D. Johnson...............................       94,741/6         2.9%
1825 Lawrence Street, Suite 444
Denver, CO 80202

Harold R. Logan, Jr............................        8,717/7         0.3%
1825 Lawrence Street, Suite 444
Denver, CO 80202

Richard C. Saunders............................       89,189/8         2.8%
1825 Lawrence Street, Suite 444
Denver, CO 80202

Donald Siecke..................................        6,000           0.2%
1825 Lawrence Street, Suite 444
Denver, CO 80202

All officers and directors as a group
(9 persons):...................................   1,757,905/9         54.7%

---------------
(1) Includes 246,488 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days. Does not include an additional 18,559 options that will vest in the next two years.

(2) Includes 158,389 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days. Does not include an additional 9,745 options that will vest in the next two years.

(3) Includes 117,448 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days. Does not include an additional 8,559 options that will vest in the next two years.

(4) Includes 21,814 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days. Does not include an additional 5,000 options that will vest in the next two years.

(5) Includes 2,000 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days. Does not include an additional 500 options that will vest in the next year.

(6) Includes 2,000 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days. Does not include an additional 500 options that will vest in the next year.

(7) Includes 1,500 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days. Does not include an additional 500 options that will vest in the next year.

(8) Includes 2,000 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days. Does not include an additional 500 options that will vest in the next year.

(9)Includes 551,639 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days as set forth in footnotes (1) through (8) above.

SHAREHOLDERS' AGREEMENT

      Pursuant to the Second Amended and Restated Shareholders' Agreement among Charles R. Harrison, Herman J. Zueck, Bruce E. Hall, Wayne T. Biddle, Jerrold B. Evans, Ralph D. Johnson, Richard C. Saunders, Harold R. Logan, Jr., Charles B. Worthington, Donald E. Siecke, Van A. Horsley, Terry K. Crest, Logan J. Lucas and Fred I. Artes (collectively, the "Shareholders," and individually, a "Shareholder") and the Company dated as of April 24, 2002 (the "Shareholders' Agreement"), the Shareholders agreed to certain restrictions upon the transfer of shares of the Company's Common Stock owned by any of the Shareholders ("Shares"). Among other things, the Shareholders' Agreement provides that any member of the Bank Director Group (as defined by the Shareholders' Agreement) wishing to transfer any or all of the Shares owned by him must, except in the case of certain transfers, give notice of such intent to the Company and the Remaining Shareholders, and the Management Group (as defined by the Shareholders' Agreement), the other members of the Bank Director Group, and the members of the Executive Group (as defined by the Shareholders' Agreement) have rights of first refusal with respect to such Shares.

      Under the Shareholders' Agreement, a member of the Management Group wishing to transfer any or all of the Shares owned by him must, except in the case of certain transfers, give notice of such intent to the Company and the Remaining Shareholders, and the other members of the Management Group, the members of the Bank Director Group, and the members of the Executive Group have rights of first refusal with respect to such Shares.

      Under the Shareholders' Agreement, a member of the Executive Group wishing to transfer any or all of the Shares owned by him must, except in the case of certain transfers, give notice of such intent to the Company and the Remaining Shareholders, and the Management Group, the Bank Director Group, and the remaining members of the Executive Group have rights of first refusal with respect to such Shares.

      Upon the election of a director to the Board or upon the appointment of any individual to the Executive Group or Management Group, and execution by such individual of a counterpart signature page to the Shareholders' Agreement, such individual shall be added as a Shareholder and party in all respects to the Shareholders' Agreement, and shall be included in the definition of "Bank Director Group," "Executive Group," or "Management Group," as applicable

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

      CREDIT TRANSACTIONS. The officers, directors and principal stockholders of the Company and the Bank, and members of their immediate families and businesses in which these individuals hold controlling interests, are customers of the Bank and it is anticipated that such parties will continue to be customers of the Bank in the future. Credit transactions with these parties are subject to review by the Bank's Board of Directors. All outstanding loans and extensions of credit by the Bank to these parties were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (in the opinion of management) did not involve more than the normal risk of collectability or present other unfavorable features. At December 31, 2001, the balance of the Bank's loans and advances under existing lines of credit to these parties was approximately $1,784,000 or 0.7% of the Bank's total loans.

      CERTAIN  RELATIONSHIPS.   Mr.  Zueck  is  a  director,   treasurer,  and
beneficial owner of 7.4% of the mortgage company with which the Bank conducts business.

                                  PROPOSAL TWO:

            APPROVAL OF THE ADOPTION OF THE UNION BANKSHARES, LTD
                           2003 EQUITY INCENTIVE PLAN

INTRODUCTION

      In March 2002, the Board adopted an equity incentive plan to replace the Company's existing plan, subject to stockholder approval. The Company is proposing to replace the Equity Incentive Plan with a new 2003 Equity Incentive Plan (the "2003 Plan"). The 2003 Plan is attached hereto as Appendix B and the following description is qualified in its entirety by reference to the 2003 Plan.

DESCRIPTION OF THE 2003 EQUITY INCENTIVE PLAN

      The purposes of the 2003 Plan are: (i) to attract and retain key employees by providing an opportunity for investment in the Company, (ii) to provide participants with incentives to continue in the long-term service of the Company, and (iii) to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation directly to increases in stockholder value.

      The 2003 Plan provides for an aggregate of 250,000 shares of common stock ("Common Stock") to be initially available for issuance, subject to an automatic annual increase on January 1 of each year, equal to one-half of one percent of the Company's then issued and outstanding Common Stock. The 2003 Plan will be terminated no later than January 1, 2013. Under the 2003 Plan, any shares of Common Stock added each January 31 that are unused during any year shall be carried forward for grant and issuance in subsequent years, while up to 100% of the shares to be added the following year may be borrowed for use in the current year.

      The 2003 Plan permits the award of the following four types of equity incentive awards ("Awards"): (i) performance unit awards, (ii) stock options,
(iii) stock bonuses, and (iv) restricted stock awards. 250,000 shares of Common Stock have been initially reserved for issuance under the 2003 Plan, subject to annual increases described above. Based on the $12.00 closing price of the Company's Common Stock on April 19, 2002, the market value of the 250,000 shares of Common Stock underlying the awards available for issuance under the 2003 Plan is $3,000,000. The fair market value of any award that may be granted pursuant to the 2003 Plan to any one employee in any Plan Year (as defined in the 2003
Plan) shall not exceed $500,000.

      The 2003 Plan will be administered by the Incentive Plan Committee of the Board (the "Committee"). Subject to the terms of the 2003 Plan, the Committee will determine the persons to whom awards are granted and the type, amount and terms of such awards. The Committee must be comprised of two or more "non-employee directors," as such term or similar term is defined in Rule 16b-3.

      Under the performance units award component of the 2003 Plan, the Committee may establish an employee's award, which award will be denominated in either shares of Common Stock ("Performance Shares"), cash or a combination thereof. In accordance with the 2003 Plan, the Committee may establish the maximum and minimum performance targets to be achieved during an applicable time period (a "Performance Cycle"). Performance targets established by the Committee could relate to corporate, group, unit, or individual performance and may be established in terms of earnings, earnings growth, ratio of earnings to equity or assets or standards determined by the Committee. Following the conclusion of each Performance Cycle, the Committee will determine the extent to which performance targets have been attained and what, if any, payment is due with respect to an award and whether such payment will be made in cash, Common Stock or some combination. Payment of an award may be made in a lump sum or in installments, as determined by the Committee.

      Under the stock option component of the 2003 Plan, the Committee may grant both incentive stock options ("ISOs") intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, and non-statutory options ("NSOs"). Only employees of the Company are eligible to receive ISOs. Non-employee directors, employees and consultants are eligible to receive NSOs. NSOs must be granted at an exercise price no less than 85% of the fair market value of the Common Stock on the date of the grant and ISOs must be granted at an exercise price no less than 100% of such fair market value, except that the exercise price of an ISO granted to a holder of more than 10% of the Common Stock must be at least 110% of fair market value. Any option granted under the 2003 Plan generally must have a term no greater than ten years but the term of an ISO granted to a holder of more than 10% of the Common Stock cannot exceed five years.

      Under the restricted stock award component of the 2003 Plan, the Committee may grant one or more awards consisting of shares of Common Stock ("Restricted Stock"). A recipient's right to retain an award of restricted stock shall be subject to such restrictions as may be established by the Committee with respect to such award. Restrictions may include continued employment with the Company or the attainment of specified goals and objectives.

      Under the stock bonus award component of the 2003 Plan, the Committee may grant one or more awards consisting of shares of Common Stock (which may consist of restricted stock). A stock bonus award may be based upon the satisfaction of such performance goals as may be established by the Committee, and such goals may be based upon the achievements of the Company, any affiliate of the Company, individual performance factors or any other criteria.

      The exercise price of any options granted under the 2003 Plan may be paid in one or more of the following ways: (i) in cash, (ii) by cashier's check payable to the order of the Company, (iii) by cancellation of indebtedness of the Company to the participant, (iv) by tender of a full recourse promissory note (secured by collateral other than the shares of Common Stock being purchased in the case of a non-employee), (v) by waiver of compensation, (vi) by delivery of shares of Common Stock already owned by the holder, or (vii) by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company the amount of the exercise price from the proceeds of the sale of the Common Stock underlying the option or a loan against the brokerage account.

      If a participant's employment with the Company is terminated for cause, as determined by the Company, participation in the 2003 Plan ceases and all Awards held by such participant will be cancelled. If an optionee's employment is terminated for any reason other than cause, disability or death, (i) options that are exercisable on the date of termination will remain exercisable for three months after termination, but in no event beyond term of the option and
(ii) any award of Restricted Stock as to which the employment period or other restrictions have not been satisfied shall be forfeited.

      If an optionee's employment is terminated due to death or disability, (i) options, to the extent exercisable, remain exercisable for a period of twelve months following the optionee's death or disability, but in no event will the options be exercisable beyond the term of the option and (ii) all restrictions on Restricted Stock lapse and the Restricted Stock becomes unforfeitable.

      Upon a change in control of the Company, the Committee shall accelerate the exercise dates of any outstanding options and make such options fully vested and may, in its sole discretion: (i) grant a cash bonus award to any optionee in an amount necessary to pay the exercise price of all or any portion of the options then held by such optionee; (ii) pay cash to any or all optionees in exchange for the cancellation of their outstanding options in an amount equal to the difference between the exercise price of such options and the greater of the price offered by a third party for the underlying Common Stock or the fair market value of the Common Stock on the date of cancellation of the option;
(iii) make any other adjustments or amendments to the outstanding options; (iv) eliminate all restrictions with respect to restricted stock and deliver shares of Common Stock free of restrictive legends to any Participant. In addition, the Board may provide for payment of outstanding performance units at the maximum award level or any percentage thereof.

      A "change in control" would be deemed to occur when: (i) any person or group other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or Mr. Charles R. Harrison acquires directly or indirectly more than 33 1/3% of the Company's voting shares, (ii) 50% or more of the Board members are replaced in a 36-month period, except by persons nominated by the directors holding office at the beginning of such period, or persons nominated by them, (iii) a merger or consolidation occurs, other than a merger or consolidation in which shares of the Company outstanding prior to the merger continue to represent at least 80% of the combined voting power of the voting securities of the Company or the surviving entity outstanding immediately after such merger or consolidation or (iv) a sale of all or substantially all of the Company's assets occurs.

      In the event that the Company is merged or consolidated with another corporation, or if substantially all of the assets or more than 50% of the voting stock of the Company is acquired by any other corporation (other than a sale or conveyance in which the Company continues as a holding company), or in the case of a reorganization (other than a reorganization under the United States Bankruptcy Code) or liquidation of the Company, and if the provision of the "change of control" section do not apply, the Committee, or the board of directors of any corporation assuming the obligations of the Company, will have the power and the discretion to prescribe the terms and conditions for the exercise of, or modification of, any outstanding awards. This includes, but is not limited to: acceleration of the dates of exercise of the options, exchanging or converting such options into options to acquire securities of the surviving or acquiring corporation, cancellation of options in exchange for payment, mandatory exercise prior to the date of the transaction, removal of restrictions on restricted stock and modification of performance requirements for any other awards.

      The Board has complete and exclusive authority to amend the 2003 Plan in any respect; however such amendment may not adversely affect the rights of any holder of an outstanding award or option without such holder's consent. Stockholder approval of any amendment is not required unless mandated by applicable law. The 2003 Plan shall terminate no later than 10 years after the date it becomes effective. The effective date of the 2003 Plan is January 1, 2003.

      Because the awards authorized in the 2003 Plan are discretionary, the Company is unable to calculate the amount of any awards that may be granted pursuant to the 2003 Plan for the fiscal year ending December 31, 2003 or any subsequent years.

FEDERAL INCOME TAX CONSEQUENCES OF THE 2003 PLAN

      The following is a general summary of the federal income tax consequences that may apply to recipients of the options under the 2003 Plan. BECAUSE THE APPLICATION OF THE TAX LAWS VARIES ACCORDING TO INDIVIDUAL CIRCUMSTANCES, A PARTICIPANT SHOULD SEEK PROFESSIONAL TAX ADVICE CONCERNING THE TAX CONSEQUENCES OF HIS OR HER PARTICIPATION IN THE 2003 PLAN, INCLUDING THE POTENTIAL APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN TAX LAWS AND ESTATE AND GIFT TAX CONSIDERATIONS.

Non-Statutory Stock Options. The tax treatment of NSOs differs significantly from the tax treatment of ISOs. No taxable income is recognized when an NSO is granted but, upon the exercise of an NSO, the difference between the fair market value of the shares underlying the option on the date of exercise (or up to 6 months later if the option is subject to Section 16(b) of the Securities Exchange Act of 1934) and the exercise price is taxable as ordinary income to the recipient and is generally deductible by the Company. The recipient will take the shares with a basis equal to the fair market value on the date of exercise and the holding period for the shares will begin on the day after the date the option is exercised. For long-term capital gain treatment, the shares must be held for more than one year.

Incentive Stock Options. A participant who is granted an ISO recognizes no taxable income when the ISO is granted. Generally, no income is recognized upon exercise of an ISO for regular income tax purposes, however, income is generally recognized upon the exercise of an ISO for alternative minimum tax ("AMT") purposes (see below). However, a participant who exercises an ISO recognizes taxable gain or loss upon the sale of the shares underlying the option. Any gain or loss recognized on the sale of shares acquired upon exercise of an ISO is taxed as capital gain or loss if the shares have been held for more than one year after the option was exercised and for more than two years after the option was granted. In either event, the Company receives no deduction with respect to the ISO shares. If the participant disposes of the shares before the required holding periods have elapsed (a "disqualifying disposition"), the participant is taxed as though he or she had exercised an NSO, except that the ordinary income on exercise of the option is recognized in the year of the disqualifying disposition and generally is the lesser of the original spread upon exercise or the excess of the amount realized in the sale of the stock over the original option price.

Alternative Minimum Tax. The exercise of an ISO may result in tax liability under the AMT. The AMT provides for additional tax equal to the excess, if any, of (a) 26% or 28% of "alternative minimum taxable income" in excess of a certain exemption amount, over (b) regular tax for the taxable year. For purposes of calculating alternative minimum taxable income, an ISO is treated as if it were an NSO, so the difference between the fair market value of the shares on the date of exercise and the option price will be deemed to be income for this purpose and the taxpayer takes the shares with a basis equal to such fair market value on the date of exercise for subsequent AMT purposes. However, regular tax treatment will apply for AMT purposes if a disqualifying disposition occurs in the same taxable year that options are exercised.

Application of the AMT to any exercise of an ISO is complex and will vary depending upon each person's circumstances. Each holder of an ISO is cautioned to determine the effect, if any, of an ISO exercise before it is made.

Withholding. The Company may be required to withhold federal, state or local law taxes in connection with any stock option or other award under the 2003 Plan, including, but not limited to, withholding of any portion of any payment or withholding from other compensation payable to the participant, unless such person reimburses the Company for such amount.

Restricted Stock, Performance Units and Stock Bonuses. Grantees of Restricted Stock, Performance Units and Stock Bonuses do not recognize income at the time of the grant of such awards. However, when shares of Restricted Stock are no longer subject to a substantial risk of forfeiture, or when Performance Units and Stock Bonuses are paid, grantees recognize ordinary income in an amount equal to the fair market value of the stock less, in the case of Restricted Stock, the amount paid, if any, for the stock. Alternatively, the grantee of Restricted Stock may elect to recognize income upon the grant of the stock and not at the time the restrictions lapse. The election is made by filing a required notice with the Internal Revenue Service within 30 days from the grant, with a copy to the Company. The Company generally is entitled to deduct an amount equal to the income recognized by the grantee at the time the grantee recognizes the income.

Cash Awards, Dividends, and Dividend Equivalents. Cash awards, dividends and dividend equivalent payments are taxable as ordinary income when paid. The Company is entitled to deduct the amount of a cash award, dividends on Restricted Stock and dividend equivalent payments when such amounts are taxable to the recipient.

Change of Control. If there is an acceleration of the vesting or payment of awards and/or an acceleration of the exercisability of options upon a change of control, all or a portion of the accelerated awards may constitute "Excess Parachute Payments" under Section 280G of the Code. The employee receiving an Excess Parachute Payment incurs an excise tax of 20% of the amount of the payment in excess of the employee's average annual compensation over the five calendar years preceding the year of the change of control and the Company is not entitled to a deduction for such excess amount.

      The foregoing summary of the federal income tax consequences of the 2003 Plan is based on the Company's understanding of present federal tax law and regulations. The summary does not purport to be complete or applicable to every specific situation.

DISCONTINUANCE OF THE EQUITY INCENTIVE PLAN

      If the stockholders approve the 2003 Plan, the Company will discontinue the Equity Incentive Plan as of December 31, 2002 and no further awards will be granted under such plan. Awards granted under the Equity Incentive Plan will remain outstanding pursuant to the terms of such plan and any documents evidencing such awards.

      Approval of the 2003 Plan requires the affirmative vote of a majority of the voters present in person or represented by proxy and entitled to vote on the subject matter, if a quorum exists.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE ADOPTION OF THE UNION BANKSHARES, LTD. 2003 EQUITY INCENTIVE PLAN.

                                 PROPOSAL THREE:
             RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      Action is being taken by the Stockholders at the Annual Meeting with respect to the ratification of the selection by the Board of BKD, LLP to be independent auditors of the Company for the fiscal year ending December 31, 2002. The Board has selected BKD, LLP as the independent certified public accountants to audit the Company's financial statements for the fiscal year ended December 31, 2002.

      A representative of BKD, LLP will be present at the Annual Meeting and will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

      The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting entitled to vote will be required to ratify the selection of BKD, LLP as the Company's independent auditors.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF BKD, LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

INDEPENDENT ACCOUNTANTS

      GENERAL. BKD, LLP served as independent public accountants for the purpose of auditing the Company's consolidated financial statements for the fiscal year ended December 31, 2001 and will continue to serve as the Company's independent accountants for the fiscal year ending December 31, 2002.

      AUDIT FEES. The aggregate fees of BKD, LLP for the audit of the Company's financial statements at and for the fiscal year ended December 31, 2001 and reviews of the Company's Quarterly Reports on Form 10-Q were $113,695, of which an aggregate of $38,535 has been billed through December 31, 2001.

      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees for professional services for financial information systems design and implementation rendered by BKD, LLP to the Company for the fiscal year ended December 31, 2001.

      ALL OTHER FEES. The aggregate fees for services other than those discussed above rendered by BKD, LLP to the Company for the fiscal year ended December 31, 2001 were $73,940, of which an aggregate of $25,916 has been billed through December 31, 2001. These services primarily related to Securities and Exchange Commission filings and income tax calculations.

                                  OTHER MATTERS

      The Company knows of no business that will be presented for consideration at the Annual Meeting other than that described above. However, if any other business should come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Proxies in respect of any such business in accordance with their best judgment.

                        PROPOSALS FOR 2003 ANNUAL MEETING

      Stockholders who intend to present proposals at the 2003 annual meeting, which the Company currently expects to hold in May 2003, must deliver them to the Company at its principal executive offices at least 120 days prior to the meeting or by December 27, 2002, for inclusion in the proxy statement and form of proxy relating to that meeting. All proposals must comply with the applicable requirements of the federal securities laws and the Company's Bylaws.

                                      PROXY
                             UNION BANKSHARES, LTD.
                              1825 LAWRENCE STREET
                                    SUITE 444
                             DENVER, COLORADO 80202

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Charles R. Harrison, Bruce E. Hall and Herman J. Zueck, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent, and to vote as designated on the reverse side, all the shares of Common Stock of Union Bankshares, Ltd. held of record by the undersigned on April 19, 2002 at the Annual Meeting of Stockholders to be held on May 30, 2002 or any adjournment thereof upon the following matters, as set forth in the Notice of said Meeting and Proxy Statement, dated April 26, 2002, copies of which have been received by the undersigned.

      The election of the director-nominees below, the approval of the adoption of the 2003 Equity Incentive Plan, and the ratification of the appointment of BKD, LLP as independent auditors of the Company are proposed by the Company.

1.    ELECTION OF DIRECTORS:
      |_| FOR the nominees listed below (except as marked to the contrary below) |_| WITHHOLD AUTHORITY to vote for the nominees listed below.

      (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE
       "FOR" BOX ABOVE AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE
                                  LIST BELOW.)

           Bruce E. Hall, Charles B. Worthington and Ralph D. Johnson

2. Proposal to approve the adoption of the Union Bankshares, Ltd. 2003 Equity Incentive Plan.
            |_|  FOR          |_| AGAINST          |_| ABSTAIN

3. Proposal to ratify the appointment of BKD, LLP as independent auditors of the Company.
            |_|  FOR          |_| AGAINST          |_| ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other matters as may be incidental to the conduct of the meeting.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AND FOR THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS OF THE COMPANY.

                                                |_|   MARK HERE
                                                      FOR ADDRESS
                                                      CHANGE AND
                                                      NOTE AT LEFT

                                          Please sign exactly as your name
                                          appears on this proxy. If the shares
                                          represented by this proxy are held by
                                          joint tenants, both must sign. When
                                          signing as an attorney, executor,
                                          administrator, trustee or guardian,
                                          please give full title as such. If
                                          stockholder is a corporation, please
                                          sign in full corporate name by
                                          President or other authorized officer.
                                          If stockholder is a partnership,
                                          please sign in partnership name by
                                          authorized person.

PLEASE MARK, SIGN, DATE AND RETURN        SIGNATURE:                DATE:
THE PROXY CARD  PROMPTLY USING THE                 ----------------      ------
ENCLOSED POSTAGE PRE-PAID ENVELOPE.       SIGNATURE:                DATE:
                                                   ----------------      ------

APPENDIX A

                             UNION BANKSHARES, LTD.
                             AUDIT COMMITTEE CHARTER


COMPOSITION

The audit committee shall be composed of at least three directors who shall be appointed by and serve at the discretion of the board of directors. Each member of the audit committee shall be independent of the management of the Company in compliance with all Nasdaq audit committee requirements. In particular, each member shall be and remain free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member. Each audit committee member shall be financially literate with respect to banking and, understand financial statements. The chairman shall have past or present experience in finance or accounting. At least one member of the committee shall also serve on Union Bank and Trust's audit committee to ensure the objectives of the audit committee are also fulfilled at the Union Bank & Trust level.

OBJECTIVES OF THE AUDIT COMMITTEE

The audit committee shall assist the board of directors in fulfilling its responsibility to the shareholders relating to corporate accounting and financial reporting practices of the company and the quality and integrity of the financial reports of the Company.

SPECIFIC RESPONSIBILITIES OF THE AUDIT COMMITTEE

In fulfilling its objective, the audit committee shall have responsibility with respect to:

                  THE COMPANY'S RISK AND CONTROL ENVIRONMENT

     - To review management's overview of the risks, policies, procedures and controls surrounding the integrity of financial reporting and, particularly, the adequacy of the Company's controls in areas involving significant financial and business risks;

     - To review legal matters, with the Company's counsel, including litigation, compliance with securities trading policies, the foreign corrupt practices act and other laws having a significant impact on the Company's business or its financial statements; and

     - To investigate any matter brought to its attention within the scope of its duties, and retain outside legal counsel, accounting or other experts for this purpose if, in its judgment, that is appropriate;

     - To review with management and the independent auditor any correspondence with regulators, governmental agencies or any employee regarding complaints or reports that raise material issues regarding the Company's financial statements or accounting policies generally; and


          THE RETENTION AND RELATIONSHIP WITH THE INDEPENDENT ACCOUNTANTS:

     - To participate, on behalf of the board of directors, in the process by which the Company selects the independent accountants to audit the Company's financial statements (including a review of the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor), evaluate annually the effectiveness and objectivity of such accountants and recommend the engagement or replacement of independent accountants to the board of directors;

     - To approve the retention of the independent auditor for any non-audit service and discuss, with participation and input from the independent auditor, whether the provision of non-audit services is compatible with maintaining the auditor's independence;

     - To recommend to the board of directors guidelines for the hiring of employees of the independent auditor who were engaged on the Company's account;

     - To approve the fees and other compensation paid to the independent accountants for audit services and for any non-audit service; and

     - To review the independence of the independent accountants prior to engagement, annually discuss with the independent accountants their independence based upon the written disclosures and the letter from the independent accountants required by Independent Standards Board No. 1, as modified or supplemented, and discuss with the board of directors any relationships that may adversely affect the independence of the independent accountants.

                        THE FINANCIAL REPORTING PROCESS:

     - To meet with the independent accountants and the financial management of the Company with respect to major changes to the Company's auditing and accounting principles;

     - To meet with the independent accountants and the financial management of the Company together, and separately with the independent accountants, (a) prior to the performance by the independent accountants of the annual audit to discuss the scope of the proposed audit for the current year and the audit procedures to be utilized; and (b) at the conclusion of the audit to discuss (i) the independent accountants' judgements about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting, the consistency of application of the Company's accounting policies and the clarity, consistency and completeness of the entity's accounting information contained in the financial statements and related disclosures, (ii) the adequacy and effectiveness of the accounting and financial controls of the Company, including the internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper, and any recommendations for improvement of such internal control procedures or for new or more detailed controls or procedures of the Company, (iii) any other results of the audit, including any comments or recommendations and (iv) the views of the independent accountants with respect to the financial, accounting and internal auditing personnel and the cooperation that the independent accountants received during the course of the audit;

     - To review and discuss with the independent accountants and the financial management of the Company the Company's financial results before they are made public;

     - To review other reports submitted by the Company to any governmental body or the public, including any certification, report, opinion or review rendered by the independent accountants; and

     - To review with the Company's financial management and the independent auditor the effect of regulatory and accounting initiatives as well as all material off-balance sheet structures of the Company.


                OTHER RESPONSIBILITIES OF THE AUDIT COMMITTEE:

     -    To review and update periodically the charter for the audit committee;

     - To review, assess and approve or disapprove conflicts of interest and related-party transactions reported or disclosed to the committee by the independent auditors, employees, officers or board members;

     - To review accounting and financial human resources and succession planning within the Company;

     - To meet at least four times annually, or more frequently as circumstances dictate;

     - To report to the board of directors the matters discussed at each committee meeting;

     - To assess the performance of the audit committee members through a self-assessment process, led by the chairman of the committee; and

     - To keep an open line of communication with the Company's financial and senior management, the audit committees of subsidiaries, the independent accountants and the board of directors.

APPENDIX B
                             UNION BANKSHARES, LTD.
                           2003 EQUITY INCENTIVE PLAN


                                    SECTION 1
                                  INTRODUCTION

      1.1 Establishment. Union Bankshares, Ltd., a Delaware corporation (hereinafter referred to, together with its Affiliated Corporations (as defined in subsection 2.1(a)) as the "Company" except where the context otherwise requires), hereby establishes the 2003 Equity Incentive Plan (the "Plan") for certain key employees and consultants of the Company.

      1.2 Purposes. The purposes of the Plan are to provide Participants with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value. The Plan is also designed to attract key employees and to retain and motivate key employees by providing an opportunity for investment in the Company.

                                    SECTION 2
                                   DEFINITIONS

      2.1 Definitions. The following terms shall have the meanings set forth below:

            (a) "Affiliated Corporation" means any corporation or other entity which is affiliated with Union Bankshares, Ltd. through stock ownership or otherwise and is treated as a common employer under the provisions of Sections 414(b) and (c) of the Internal Revenue Code.

            (b) "Award" means a grant made under this Plan in the form of Stock Options, Restricted Stock, Performance Units, Stock Bonuses or any other award.

            (c)   "Board" means the Board of Directors of the Company.

            (d) "Effective Date" means the effective date of the Plan, which shall be January 1, 2003.

            (e) "Eligible Employees" means employees (including, without limitation, officers and directors who are also employees) of the Company or any Affiliated Corporation or any division thereof, whose judgment, initiative and efforts are, or will be, in the discretion of the Incentive Plan Committee, important to the successful conduct of its business.

            (f) "Fair Market Value" means the officially quoted closing price of the Stock on the NASDAQ National Market System on a particular date. If there are no Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions. If no such prices are reported on the NASDAQ National Market System, then Fair Market Value shall mean the average of the high and low sale prices for the Stock (or if no sales prices are reported, the average of the high and low bid prices) as reported by the principal regional stock exchange, or if not so reported, as reported by NASDAQ or a quotation system of general circulation to brokers and dealers. If the Stock is not publicly traded, the Fair Market Value of the Stock on any date shall be determined in good faith by the Incentive Plan Committee after such consultation with outside legal, accounting and other experts as the Incentive Plan Committee may deem advisable, and the Committee shall maintain a written record of its method of determining such value.

            (g) "Incentive Plan Committee" means a committee consisting of at least two disinterested members of the Board who are empowered hereunder to take actions in the administration of the Plan. The Incentive Plan Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the Securities Exchange Act of 1934 (the "1934 Act"). Members of the Incentive Plan Committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board, and may resign at any time upon written notice to the Board.

            (h) "Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Section 422 of the Internal Revenue Code.

            (i) "Internal Revenue Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

APPENDIX B

            (j) "Non-Statutory Option" means any Option other than an Incentive Stock Option.

            (k) "Option" means a right to purchase Stock at a stated price for a specified period of time.

            (l) "Option Price" means the price at which shares of Stock subject to an Option may be purchased, determined in accordance with subsection 7.2(b).

            (m) "Participant" means an Eligible Employee or consultant to the Company designated by the Incentive Plan Committee from time to time during the term of the Plan to receive one or more Awards under the Plan.

            (n) "Performance Cycle" means the period of time as specified by the Incentive Plan Committee over which Performance Units are to be earned.

            (o) "Performance Units" means an Award made pursuant to Section 9 which entitles a Participant to receive cash, Shares or a combination thereof based on the achievement of performance targets during a Performance Cycle.

            (p) "Plan Year" means each 12-month period beginning January 1 and ending the following December 31, except that for the first year of the Plan it shall begin on the Effective Date and extend to December 31 of the following year.

            (q) "Predecessor Plan" means the Company's Equity Incentive Plan as in effect prior to the adoption of the Plan.

            (r) "Restricted Stock" means Shares granted under Section 9 that is subject to the restrictions imposed pursuant to said Section.

            (s) "Share" means a share of common stock, $.001 par value, of the Company.

            (t)   "Stock Bonus" means an Award granted pursuant to Section 10.

            (u) "Ten Percent Stockholder" means a person who directly or indirectly owns more than 10% of the total combined voting power of all classes of stock of the Company or of any parent, subsidiary or Affiliated Corporation.

      2.2 Number. Except when otherwise indicated by the context, the definition of any term herein in the singular shall also include the plural.

                                    SECTION 3
                               PLAN ADMINISTRATION

      The Plan shall be administered by the Incentive Plan Committee. In accordance with the provisions of the Plan, the Incentive Plan Committee shall, in its sole discretion, select Participants from among the Eligible Employees to whom Awards will be granted, the form of each Award, the amount of each Award and any other terms and conditions of each Award as the Incentive Plan Committee may deem necessary or desirable and consistent with the terms of the Plan. The Incentive Plan Committee shall determine the form or forms of the agreements with Participants which shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical except as may be provided herein. The Incentive Plan Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Incentive Plan Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Incentive Plan Committee shall be liable for any action or determination made in good faith, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation. The determination, interpretations and other actions of the Incentive Plan Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

APPENDIX B
                                    SECTION 4
                                  PARTICIPATION

      Participants in the Plan shall be those Eligible Employees or consultants who, in the judgment of the Incentive Plan Committee, are performing, or during the term of their incentive arrangement will perform, important services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Incentive Plan Committee, and receipt of one such Award shall not result in automatic receipt of any other Award. Written notice shall be given to each Participant, specifying the terms, conditions, rights and duties related to each Award. Each Participant shall enter into an agreement with the Company, in such form as the Incentive Plan Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Incentive Plan Committee, which date shall be the date of any related agreement with the Participant.

                                    SECTION 5
                              AWARDS UNDER THE PLAN

      5.1 Types of Awards. Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof:

            (a)   Options (Incentive Stock Options or Non-Statutory Stock
Options);

            (b)   Restricted Stock;

            (c)   Performance Units;

            (d)   Stock Bonuses; and

            (e) any other type of Award deemed by the Incentive Plan Committee to be consistent with the purposes of the Plan.

      5.2 Number of Shares. 250,000 Shares are authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Incentive Plan Committee may from time to time deem necessary. This authorization shall be increased automatically on each succeeding annual anniversary of the Effective Date by an amount equal to that number of Shares equal to one-half of one percent of the Company's then issued and outstanding Shares. The Shares may be divided among the various Plan components as the Incentive Plan Committee shall determine. Any portion of the Shares added on each succeeding anniversary of the Effective Date which are unused during the Plan Year beginning on such anniversary date shall be carried forward and be available for grant and issuance in subsequent Plan Years, while up to 100% of the Shares to be added in the next succeeding Plan Year (calculated on the basis of the current Plan Year's allocation) may be borrowed for use in the current Plan Year. Shares which may be issued upon the exercise of Options shall be applied to reduce the maximum number of Shares remaining available for use under the Plan. The Shares may be divided among the various Plan components as the Incentive Plan Committee shall determine.

      5.3 Reservation of Shares. At all times, the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under the Plan and all other outstanding but unexercised Awards granted under the Plan.

      5.4 Unused and Forfeited Stock. Any Shares that are subject to an Award under the Plan which are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an Award which expires or is terminated for any reason, any Shares which are used for full or partial payment of the purchase price of Shares with respect to which an Award is exercised and any Shares retained by the Company pursuant to Section 19.2 shall automatically become available for use under the Plan. Notwithstanding the foregoing, the number of Shares available for issuance under the Plan shall be reduced by the number of Shares withheld by the Company in satisfaction of withholding taxes incurred upon the exercise of Incentive Stock Options or as part of the purchase price of the Shares underlying such Incentive Stock Options.

      5.5 Adjustments for Stock Split, Stock Dividend, Etc. If the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Shares, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Shares, then in relation to the Shares that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable

APPENDIX B

at the time of such occurrence: (i) the Shares as to which Awards may be granted under the Plan; and (ii) the Shares then included in each outstanding Award.

      5.6 Dividend Payable in Stock of Another Corporation, Etc. If the Company shall at any time pay or make any dividend or other distribution upon the Stock payable in securities of another corporation or other property (except money or Shares), a proportionate part of such securities or other property shall be set aside and delivered to any Participant then holding an Award for the class of equity for which the dividend or other distribution was made, upon exercise thereof in the case of Options, and the vesting thereof in the case of other Awards. Prior to the time that any such securities or other property are delivered to a Participant in accordance with the foregoing, the Company shall be the owner of such securities or other property and shall have the right to vote the securities, receive any dividends payable on such securities, and in all other respects shall be treated as the owner. If securities or other property which have been set aside by the Company in accordance with this
Section 5.6 are not delivered to a Participant because an Award is not exercised or otherwise vested, then such securities or other property shall remain the property of the Company and shall be dealt with by the Company as it shall determine in its sole discretion.

      5.7 Other Changes in Shares. In the event there shall be any change, other than as specified in Sections 5.5 and 5.6, in the number or kind of outstanding Shares or of any stock or other securities into which the Shares shall be changed or for which it shall have been exchanged, and if the Incentive Plan Committee shall in its discretion determine that such change equitably requires an adjustment in the number of Shares subject to outstanding Awards or which have been reserved for issuance pursuant to the Plan but are not then subject to an Award, then such adjustments shall be made by the Incentive Plan Committee and shall be effective for all purposes of the Plan and on each outstanding Award that involves the particular type of equity for which a change was effected.

      5.8 Rights to Subscribe. If the Company shall at any time grant to the holders of its Stock rights to subscribe pro rata for additional Shares or for any other securities of the Company or of any other corporation, there shall be reserved with respect to the Shares then subject to an Award held by any Participant of the particular class of equity involved, the Shares or other securities which the Participant would have been entitled to subscribe for if immediately prior to such grant the Participant had exercised his or her entire Option, or otherwise vested in his or her entire Award. If, upon exercise of any such Option or the vesting of any other Award, the Participant subscribes for the additional Shares or other securities, the Participant shall pay to the Company the price that is payable by the Participant for such Shares or other securities.

      5.9 General Adjustment Rules. If any adjustment or substitution provided for in this Section 5 shall result in the creation of a fractional Share under any Award, the Company shall, in lieu of selling or otherwise issuing such fractional Share, pay to the Participant a cash sum in an amount equal to the product of such fraction multiplied by the Fair Market Value of a Share on the date the fractional Share would otherwise have been issued. In the case of any such substitution or adjustment affecting an Option, the total Option Price for the shares of Stock then subject to an Option shall remain unchanged but the Option Price per share under each such Option shall be equitably adjusted by the Incentive Plan Committee to reflect the greater or lesser number of Shares or other securities into which the Shares subject to the Option may have been changed.

      5.10 Determination by Incentive Plan Committee. Adjustments under this
Section 5 shall be made by the Incentive Plan Committee, whose determinations with regard thereto shall be final and binding upon all parties thereto.

      5.11 Individual Limitations on Awards. The fair market value of any Award that may be granted pursuant to the Plan to any one employee in any Plan Year shall not exceed $500,000.

      5.12 Treatment of Predecessor Plan. The Plan shall serve as the successor to the Predecessor Plan, and no further Awards shall be made under the Predecessor Plan after the Effective Date. Each outstanding Award under the Predecessor Plan shall continue to be governed solely by the terms of the documents evidencing such Award, and no provision of the Plan shall affect or modify the rights or obligations of the holder of an Award granted pursuant to the Predecessor Plan.

                                    SECTION 6
                          REORGANIZATION OR LIQUIDATION

      In the event that the Company is merged or consolidated with another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding Shares), or if all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation, business entity or person (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company), or in case of a reorganization (other than a reorganization under the United States Bankruptcy Code) or liquidation of the Company, and if the provisions of Section 13 do not apply, the Incentive Plan Committee, or the board of directors of any corporation assuming the obligations of the Company, shall have the power

APPENDIX B

and discretion to prescribe the terms and conditions for the exercise of, or modification of, any outstanding Awards granted hereunder. By way of illustration, and not by way of limitation, the Incentive Plan Committee or the board of directors of the corporation assuming the obligations of the Company may provide for the complete or partial acceleration of the dates of exercise of the Options, or may provide that such Options will be exchanged or converted into options to acquire securities of the surviving or acquiring corporation, or may provide for a payment or distribution in respect of outstanding Options (or the portion thereof that is currently exercisable) in cancellation thereof. The Incentive Plan Committee or the board of directors of the corporation assuming the obligations of the Company may remove restrictions on Restricted Stock and may modify the performance requirements for any other Awards. The Incentive Plan Committee may provide that Stock or other Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Awards will expire. Any such determinations by the Incentive Plan Committee or the board of directors of the corporation assuming the obligations of the Company may be made generally with respect to all Participants or may be made on a case-by-case basis with respect to particular Participants. The provisions of this Section 6 shall not apply to any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock.

                                    SECTION 7
                                  STOCK OPTIONS

      7.1 Grant of Options. A Participant may be granted one or more Options. The Incentive Plan Committee in its sole discretion shall designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Option. Consultants may only be awarded Non-Statutory Options. Eligible Employees may be awarded Incentive Stock Options, Non-Statutory Options, or both. The Incentive Plan Committee may grant both an Incentive Stock Option and a Non-Statutory Option to the same Participant at the same time (which Options may or may not be evidenced in the same option agreement) or at different times. Incentive Stock Options and Non-Statutory Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

      7.2 Option Agreements. Each Option granted under the Plan shall be evidenced by a written stock option agreement which shall be entered into by the Company and the Participant to whom the Option is granted (the "Option Holder"), and which agreement shall contain the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Incentive Plan Committee may consider appropriate in each case.

            (a) Number of Shares. Each stock option agreement shall state that it covers a specified number of Shares, as determined by the Incentive Plan Committee. The aggregate Fair Market Value (as determined on the date of grant) of the Shares relating to Incentive Stock Options exercisable for the first time in any one calendar year by any single Option Holder, under the Plan or otherwise, shall not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which Incentive Stock Option(s) are exercisable for the first time by an Option Holder during any calendar year exceeds $100,000, then the Option(s) for the first $100,000 worth of Shares to become exercisable in such calendar year will be deemed Incentive Stock Option(s) and the Option(s) that become exercisable in such calendar year for the number of Shares which have a Fair Market Value in excess of $100,000 will be deemed to be Non-Statutory Option(s). In the event that the Internal Revenue Code or the regulations promulgated thereunder are amended after the effective date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

            (b) Price. The exercise price of an Option will be determined by the Incentive Plan Committee when the Option is granted and may not be less than 85% of the per share Fair Market Value of the Shares subject to such Option; PROVIDED, HOWEVER, that the exercise price of each Incentive Stock Option shall be not less than 100% of the per share Fair Market Value of the Shares subject to the Incentive Stock Option on the date the Incentive Stock Option is granted. In addition, the Option Price for each Share covered by an Incentive Stock Option granted to a Ten Percent Stockholder must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the date the Incentive Stock Option is granted. Payment for the Shares purchased shall be made in accordance with Section 12 of the Plan.

            (c) Duration of Options. Each stock option agreement shall state the period of time, determined by the Incentive Plan Committee, within which the Option may be exercised by the Option Holder (the "Option Period").

                  (i) The Option Period must expire, in all cases, not more than ten years from the date an Option is granted.

APPENDIX B

                  (ii) The Option Period of an Incentive Stock Option granted to a Ten Percent Stockholder must expire not more than five years from the date such an Option is granted.

            (d) Vesting of Options. Each stock option agreement shall also state the periods of time, if any, as determined by the Incentive Plan Committee, when incremental portions of each Option shall vest.

            (e) Termination of Employment, Death, Disability, Etc. Except as otherwise determined by the Incentive Plan Committee, each stock option agreement shall provide as follows with respect to the exercise of the Option upon termination of the employment or the death of the Option Holder:

                  (i) If the employment of the Option Holder is terminated within the Option Period for cause, as determined by the Company, the Option shall thereafter be void for all purposes. As used in this subsection 7.2(e), "cause" shall mean a gross violation, as determined by the Board, of the Company's established policies and procedures. The effect of this subsection 7.2(e)(i) shall be limited to determining the consequences of a termination, and nothing in this subsection 7.2(e)(i) shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any employee.

                  (ii) If the Option Holder dies, or if the Option Holder becomes disabled (within the meaning of Section 22(e)(3) of the Internal Revenue
Code), during the Option Period while still employed, or within the three-month period referred to in (iv) below, the Option may be exercised (a) in the case of death, by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within twelve months following the Option Holder's death (provided that such exercise must occur within the Option Period), but not thereafter, and (b) in the case of disability, by the Option Holder or guardian within twelve months following the Option Holder's disability (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the number of Shares exercisable on or before the date of the Option Holder's death or disability (provided that such exercise must occur within the Option Period).

                  (iii) If the employment of the Option Holder by the Company is terminated (which for this purpose means that the Option Holder is no longer employed by the Company or by an Affiliated Corporation) within the Option Period for any reason other than cause, disability or the Option Holder's death, the Option may be exercised by the Option Holder within three months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the number of Shares exercisable on or before the date of termination of employment.

            (f) Transferability. Each Incentive Stock Option Award shall provide that the Option granted therein is not transferable by the Option Holder except by will or pursuant to the laws of descent and distribution, and that such Option is exercisable during the Option Holder's lifetime only by him or her, or in the event of disability or incapacity, by his or her guardian or legal representative.

            (g) Exercise. Each stock option agreement shall provide that the method for exercising the Option granted therein shall be by delivery to the Corporate Secretary of the Company of written notice specifying the number of Shares with respect to which such Option is exercised and payment of the Option Price. Such notice shall be in a form satisfactory to the Incentive Plan Committee and shall specify the particular Option (or portion thereof) which is being exercised and the number of Shares with respect to which the Option is being exercised. The exercise of the Option shall be deemed effective upon receipt of such notice by the Corporate Secretary and payment to the Company. The purchase of such Shares shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Shares shall be paid in full by any of the methods or any combination of the methods set forth in Section 11 below. A properly executed certificate or certificates representing the Shares shall be issued by the Company and delivered to the Option Holder. If certificates representing Shares are used to pay all or part of the Option Price, separate certificates for the same number of Shares shall be issued by the Company and delivered to the Option Holder representing each certificate used to pay the Option Price, and an additional certificate shall be issued by the Company and delivered to the Option Holder representing the additional shares, in excess of the Option Price, to which the Option Holder is entitled as a result of the exercise of the Option.

            (h)   Withholding.

                  (i) Non-Statutory Options. Each stock option agreement covering Non-Statutory Options shall provide that, upon exercise of the Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by applicable federal and state income tax laws, including payment of such amounts through delivery of Shares to the Company or by withholding by the Company of Shares to be issued under the Option, as provided in Section 19.

                  (ii) Incentive Stock Options. In the event that a Participant makes a disposition (as defined in Section 424(c)(3) of the Internal Revenue
Code) of any Shares acquired pursuant to the exercise of an Incentive Stock Option prior to the expiration of two years from the date on which the Incentive Stock Option was

APPENDIX B

granted or prior to the expiration of one year from the date on which the Option was exercised, the Participant shall send written notice to the Company at its principal office in Denver, Colorado (Attention: Corporate Secretary) of the date of such disposition, the number of Shares disposed of, the amount of proceeds received from such disposition and any other information relating to such disposition as the Company may reasonably request. The Participant shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by applicable federal and state income tax laws.

            (i) Adjustment of Options. Subject to the limitations contained in Sections 7 and 18, the Incentive Plan Committee may make any adjustment in the Option Price, the number of Shares subject to, or the terms of, an outstanding Option and a subsequent granting of an Option by amendment or by substitution of an outstanding Option. Such amendment, substitution, or re-grant may result in terms and conditions (including Option Price, number of shares covered, vesting schedule or exercise period) that differ from the terms and conditions of the original Option. The Incentive Plan Committee may not, however, adversely affect the rights of any Participant to previously granted Options without the consent of such Participant. If such action is affected by amendment, the effective date of such amendment shall be the date of the original grant.

      7.3 Stockholder Privileges. No Option Holder shall have any rights as a stockholder with respect to any Shares covered by an Option until the Option Holder becomes the holder of record of such Shares, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Shares, except as provided in Section 5.


                                    SECTION 8
                             RESTRICTED STOCK AWARDS

      8.1 Awards Granted by Incentive Plan Committee. A Participant may be granted one or more Restricted Stock Awards consisting of Shares. The number of Shares granted as a Restricted Stock Award shall be determined by the Incentive Plan Committee.

      8.2 Form of Restricted Stock Award. Each Restricted Stock Award shall be evidenced by a written equity award agreement that shall be entered into by the Company and the Participant to whom the Award is granted. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the equity award agreement evidencing the offer to purchase the Restricted Stock and full payment for the Shares to the Company within 90 days from the date such Award Agreement is tendered to such Eligible Employee. If such Eligible Employee does not execute and deliver such equity award agreement along with full payment for the Shares to the Company within such 90 day period, then such offer will terminate, unless otherwise determined by the Incentive Plan Committee.

      8.3 Restrictions. A Participant's right to retain a Restricted Stock Award granted to him or her under Section 8.1 shall be subject to the restrictions set forth in the equity award agreement, including but not limited to his or her continuous employment by the Company for a restriction period specified by the Incentive Plan Committee, or the attainment of specified performance goals and objectives, as may be established by the Incentive Plan Committee with respect to such Award. The Incentive Plan Committee may in its sole discretion require different periods of employment or different performance goals and objectives with respect to different Participants, to different Restricted Stock Awards or to separate, designated portions of the Shares constituting a Restricted Stock Award.

      8.4 Privileges of a Stockholder. A Participant shall have all voting, dividend, liquidation and other rights with respect to Stock in accordance with its terms received by him or her as a Restricted Stock Award under this Section 8 upon his or her becoming the holder of record of such Shares; provided, however, that the Participant's right to sell, encumber or otherwise transfer such Shares shall be subject to the limitations of Section 15 hereof.

      8.5 Enforcement of Restrictions. The Incentive Plan Committee may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Section 8.3 and 8.4:

            (a) Placing a legend on the stock certificates referring to the restrictions;

            (b) Requiring the Participant to keep the stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or

            (c) Requiring that the stock certificates, duly endorsed, be held in the custody of a third party while the restrictions remain in effect.

      8.6 Purchase Price. The price of Shares sold pursuant to an Restricted Stock Award will be determined by the Incentive Plan Committee on the date such Award is granted. Payment for the Shares purchased shall be made in accordance with Section 11 of the Plan.

APPENDIX B

      8.7 Termination of Employment, Death, Disability, Etc. In the event of the death or disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code) of a Participant, all employment period and other restrictions applicable to Restricted Stock Awards then held by him or her shall lapse, and such awards shall become fully nonforfeitable. Subject to Sections 6 and 12, in the event of a Participant's termination of employment for any other reason, any Restricted Stock Awards as to which the employment period or other restrictions have not been satisfied shall be forfeited.

                                    SECTION 9
                                PERFORMANCE UNITS

      9.1 Awards Granted by Incentive Plan Committee. A Participant may be granted Performance Units. Each Award of Performance Units shall be subject to the terms and conditions set forth in this Section 9 and such other terms and conditions, as shall be embodied in an award agreement, in such form and substance as is approved by the Incentive Plan Committee.

      9.2 Amount of Award. The Incentive Plan Committee shall establish a maximum amount of a Participant's Performance Unit Award, which amount shall be denominated in Shares and/or dollars.

      9.3 Communication of Award. Written notice of the maximum amount of a Participant's Award and the Performance Cycle determined by the Incentive Plan Committee shall be given to a Participant as soon as practicable after approval of the Award by the Incentive Plan Committee.

      9.4 Amount of Award Payable. The Incentive Plan Committee shall establish maximum and minimum performance targets to be achieved during the applicable Performance Cycle. Performance targets established by the Incentive Plan Committee shall relate to corporate, group, unit or individual performance and may be established in terms of earnings, growth in earnings, ratios of earnings to equity or assets, or such other measures or standards determined by the Incentive Plan Committee. The Incentive Plan Committee shall establish the method for computing the amount of an Award payable to a Participant upon satisfaction of each of the performance targets, and shall designate the Participants who are eligible for such Awards, within 90 days after the commencement of the Performance Cycle to which the Awards relate or, if earlier, before 25 percent of such Performance Cycle has elapsed. Multiple performance targets may be used and the components of multiple performance targets may be given the same or different weight in determining the amount of an Award earned, and may relate to absolute performance or relative performance measured against other groups, units, individuals or entities. Each performance target and the methods for computing the amount of the Award to which a Participant shall be entitled as a result of the achievement of one or more performance targets, shall be stated in terms of an objective formula or standard. Achievement of the maximum performance target shall entitle the Participant to payment (subject to Section 9.5) at the full or maximum amount specified with respect to the Award. The Incentive Plan Committee may also establish that a portion of a full or maximum amount of a Participant's Award will be paid (subject to Section 9.5) for performance which exceeds the minimum performance target but falls below the maximum performance target applicable to such Award.

      9.5 Adjustments. At any time prior to payment of an Award of Performance Shares or Performance Units, the Incentive Plan Committee may adjust previously established performance targets or other terms and conditions including, but not limited to, the proportion of cash and/or Shares in such Performance Unit, to reflect events such as changes in laws, regulations, or accounting practice, or mergers, acquisitions, divestitures, or such other events as the Incentive Plan Committee deems appropriate, in its sole discretion.

      9.6 Payments of Awards. Following the conclusion of each Performance Cycle, the Incentive Plan Committee shall determine the extent to which performance targets have been attained, and the satisfaction of any other terms and conditions with respect to an Award relating to such Performance Cycle. The Incentive Plan Committee shall determine what, if any, payment is due with respect to an Award and whether such payment shall be made in cash, Stock or some combination thereof. Payment shall be made in a lump sum or installments, as determined by the Incentive Plan Committee, commencing as promptly as practicable following the end of the applicable Performance Cycle, subject to such terms and conditions and in such form as may be prescribed by the Incentive Plan Committee.

      9.7 Termination of Employment. If a Participant ceases to be a Employee before the end of a Performance Cycle by reason of his or her death or disability (within the meaning of Section 22(e)(3) of the Internal Revenue
Code), the Performance Cycle for such Participant for the purpose of determining the amount of the Award payable shall end at the end of the calendar quarter immediately preceding the date on which such Participant ceased to be an employee. The amount of an Award payable to a Participant to whom the preceding sentence is applicable shall be paid at the end of the Performance Cycle and shall be that fraction of the Award computed pursuant to the preceding sentence, the numerator of which is the number of calendar quarters during the Performance Cycle during all of which said Participant was an employee and the denominator of which is the number of full calendar quarters in the Performance Cycle. Upon any other termination of employment of a Participant during a Performance Cycle,

APPENDIX B

participation in the Plan shall cease and all outstanding Awards of Performance Shares or Performance Units to such Participant shall be cancelled.

                                   SECTION 10
                                  STOCK BONUSES

      10.1 Awards of Stock Bonuses. A Stock Bonus is an Award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Affiliated Corporation. A Stock Bonus may be awarded for past services already rendered to the Company or Affiliated Corporation pursuant to an award agreement (the "Stock Bonus Agreement") that will be in such form as the Incentive Plan Committee will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Stock Bonus Agreement as the Incentive Plan Committee will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, any Affiliated Corporation and/or individual performance factors or upon such other criteria as the Incentive Plan Committee may determine.

      10.2 Terms of Stock Bonuses. The Incentive Plan Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is to be earned upon the satisfaction of performance goals set forth in a Stock Bonus Agreement, then the Incentive Plan Committee will:

            (a) determine the nature, length and starting date of any performance period for each Stock Bonus;

            (b) select the performance factors to be used to measure the performance, if any; and

            (c) determine the number of Shares that may be awarded to the Participant.

      Prior to the payment of any Stock Bonus, the Incentive Plan Committee shall determine the extent to which such Stock Bonuses have been earned. Performance periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different performance periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Incentive Plan Committee. The Incentive Plan Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Incentive Plan Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

      10.3. Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Incentive Plan Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Incentive Plan Committee will determine.

                                   SECTION 11
                           PAYMENT FOR SHARE PURCHASES

      11.1 Payment. Payment for Shares purchased pursuant to the Plan may be made in cash, by cashier's check payable to the order of the Company or, where expressly approved for the Participant by the Incentive Plan Committee and where permitted by law:

            (a) by cancellation of indebtedness of the Company to the Participant;

            (b) by delivery to the Company of certificates representing the number of Shares then owned by the Participant, the Fair Market Value of which is less than or equal to the exercise price, properly endorsed for transfer to the Company (with the balance, if any, of the exercise price paid otherwise); PROVIDED, HOWEVER, that Shares used for this purpose must have been held by the Participant for such minimum period of time as may be established from time to time by the Incentive Plan Committee. For purposes of the Plan, the Fair Market Value of any Shares delivered in payment of the exercise price shall be the Fair Market Value as of the exercise date. The exercise date shall be the day that the certificates for the Shares used as payment of the exercise price are delivered;

            (c) by tender of a full recourse promissory note having such terms as may be approved by the Incentive Plan Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Internal Revenue Code; PROVIDED, HOWEVER, that Participants who are not employees of the Company will not

APPENDIX B

be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

            (d) by waiver of compensation due or accrued to the Participant for services rendered;

            (e)   with respect only to purchases by exercise of an Option:

                  (i) if authorized by the Incentive Plan Committee, in its sole discretion, by (x) delivery to the Company of certificates representing Shares previously owned by the Option Holder (whether or not acquired through the prior exercise of a stock option) having a Fair Market Value less than or equal to the aggregate Option Price, properly endorsed for transfer to the Company (with the balance, if any, of the exercise price paid otherwise), or (y) directions to the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a Fair Market Value less than or equal to the Option Price (with the balance, if any, of the exercise price paid otherwise); Fair Market Value of any Shares delivered or withheld in payment of the aggregate Option Price shall be the Fair Market Value as of the close of the last business day immediately preceding the date of the exercise of the Option; or

                  (ii) if authorized by the Incentive Plan Committee, in its sole discretion, by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker, in form satisfactory to the Incentive Plan Committee, to deliver to the Company promptly the amount of sufficient proceeds of the sale of all or a portion of the Shares or of a loan from the broker to the Option Holder necessary to pay the aggregate Option Price less the portion thereof paid otherwise.

            (f)   any combination of the foregoing.

      11.2 Loan Guarantees. In the discretion of the Incentive Plan Committee, the Company may guaranty a third-party loan obtained by a Participant to pay part or all of the exercise price of the Shares provided that such loan or the Company's guaranty is secured by the Shares.

                                   SECTION 12
                                CHANGE IN CONTROL

      12.1 Effect of Change in Control. In the event of a change in control of the Company as defined in Section 12.2, then the Incentive Plan Committee shall accelerate the exercise dates of any outstanding options and shall make all such Options fully vested and may, in its sole discretion, without obtaining stockholder approval, to the extent permitted in Section 17, take any or all of the following actions:

            (a) with respect to outstanding Options:

                  (i) grant a cash bonus award to any Option Holder in an amount necessary to pay the Option Price of all or any portion of the Options then held by such Option Holder;

                  (ii) pay cash to any or all Option Holders in exchange for the cancellation of their outstanding Options in an amount equal to the difference between the Option Price of such Options and the greater of the price offered by a third party for the underlying Stock or the Fair Market Value of the Stock on the date of the cancellation of the Options; and

                  (iii) make any other adjustments or amendments to the outstanding Options;

            (b) with respect to outstanding Restricted Stock, eliminate all restrictions and deliver Shares free of restrictive legends to any Participant; and

            (c) with respect to outstanding Performance Units, provide for payment of outstanding Performance Units at the maximum award level or any percentage thereof.

      12.2 Change in Control. For purposes of the Plan, a "change in control" shall be deemed to have occurred if (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the 1934 Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or Mr. Charles R. Harrison [or his transferee upon death or disability] is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than 33 1/3 percent of the then outstanding voting stock of the Company; or (b) at any time during any period of 36 consecutive months (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was

APPENDIX B

previously so approved) cease for any reason to constitute a majority thereof; or (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                                   SECTION 13
                        RIGHTS OF EMPLOYEES; PARTICIPANTS

      Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of employment shall be determined by the Incentive Plan Committee at the time.

                                   SECTION 14
                                 TRANSFERABILITY

      Except as may be approved by the Incentive Plan Committee, no right or interest of any Participant in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant's death, a Participant's rights and interests in Options shall, to the extent provided in Section 7, be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options may be made by, the Participant's legal representatives, heirs or legatees. If in the opinion of the Incentive Plan Committee a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Incentive Plan Committee with evidence satisfactory to the Incentive Plan Committee of such status.

                                   SECTION 15
                              GENERAL RESTRICTIONS

      15.1 Investment Representations. The Company may require any person to whom an Option or other Award is granted, as a condition of exercising such Option or receiving Stock under the Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock subject to the Option or the Award for his or her own account for investment and not with any present intention or selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

      15.2 Compliance with Securities Laws. Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Incentive Plan Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

      15.3 Restrictions on Shares. The Incentive Plan Committee may provide that Shares issuable upon the exercise of an Award shall, under certain conditions, be subject to restrictions whereby the Company has a right of first refusal with respect to such Shares or a right or obligation to repurchase all or a portion of such Shares, which restrictions may survive a Participant's term of employment with the Company. The acceleration of time or times at which an Award becomes exercisable may be conditioned upon the Participant's agreement to such restrictions.

APPENDIX B

                                   SECTION 16
                             OTHER EMPLOYEE BENEFITS

      The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the grant or vesting of any other Award shall not constitute "earnings" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, stock purchase, life insurance or salary continuation plan.

                                  SECTION 17
                 PLAN AMENDMENT, MODIFICATION AND TERMINATION

      The Board shall have complete and exclusive authority to terminate the Plan. The Board shall also have complete and exclusive authority from time-to-time to amend or modify the Plan; PROVIDED, HOWEVER, that the Board shall obtain stockholder approval if (i) stockholder approval of such amendments or modifications is required under applicable law or (ii) if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable. No amendment, modification or termination of the Plan shall in any manner adversely affect any Awards theretofore granted under the Plan, without the consent of the Participant holding such Awards.

                                   SECTION 18
                                   WITHHOLDING

      18.1 Withholding Requirement. The Company's obligations to deliver Shares upon the exercise of an Option, or upon the vesting of any other Award, shall be subject to the Participant's delivery to the Company of amounts sufficient to satisfy all applicable federal, state and local income and other tax withholding requirements.

      18.2 Withholding With Shares. The Incentive Plan Committee may, in its discretion, provide any or all holders of Non-Statutory Options with the right to use Shares in satisfaction of all or part of the withholding taxes imposed on such holders in connection with the exercise of such Options. Such right may be provided to any holder in either or both of the following formats:

            (a) The election to have the Company withhold, from the Shares otherwise issuable upon the exercise of such Non-Statutory Option, a portion of those Shares with an aggregate Fair Market Value less than or equal to the amount of taxes due as designated by such holder; or

            (b) The election to deliver to the Company, at the time the Non-Statutory Option is exercised, one or more Shares previously acquired by such holder with an aggregate Fair Market Value less than or equal to the amount of taxes due as designated by such holder.

                                   SECTION 19
                             BROKERAGE ARRANGEMENTS

      The Incentive Plan Committee may, in its discretion, enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the disposition of Shares acquired upon exercise of Stock Options, including, without limitation, arrangements for the simultaneous exercise of Stock Options and sale of the Shares acquired upon such exercise.

                                   SECTION 20
                           NONEXCLUSIVITY OF THE PLAN

      Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Affiliated Corporation now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

APPENDIX B

                                   SECTION 21
                               REQUIREMENTS OF LAW

      21.1 Requirements of Law. The issuance of stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

      21.2 Federal Securities Law Requirements. If a Participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act, Awards granted hereunder shall be subject to all conditions required under Rule 16b-3, or any successor rule promulgated under the 1934 Act, to qualify the Award for any exception from the provisions of Section 16(b) of the 1934 Act available under that Rule. Such conditions are hereby incorporated herein by reference and shall be set forth in the agreement with the Participant which describes the Award.

      21.3 Conflicts. If the terms of a particular stock option agreement or equity award agreement that evidences an Award conflict with the terms of the Plan, the terms of the Plan will control and such Participant will be subject to the terms and conditions of the Plan.

      21.4 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.

                                   SECTION 22
                              DURATION OF THE PLAN

      The Plan shall be effective on the Effective Date, provided that any Awards that may be issued under the Plan prior to stockholder approval will be issued subject to the approval of the Company's stockholders. The Plan shall terminate at such time as may be determined by the Board of Directors, and no Award shall be granted after such termination. If not sooner terminated under the preceding sentence, the Plan shall fully cease and expire at midnight of the day which is ten years from the Effective Date. Awards outstanding at the time of the Plan termination may continue to be exercised or earned in accordance with their terms.